UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

Friedman Industries, Incorporated
(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1121 Judson Rd., Suite 124		75601
Longview, Texas		(Zip Code)
(Address of principal executive offices)

(903) 758-3431
(Registrant’s telephone number,
including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange onwhichregistered
Common Stock, $1 Par Value	FRD	NasdaqGlobal Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 22, 2026, Friedman Industries, Incorporated (the “Company”) held its Annual Meeting of Shareholders. At the meeting, the shareholders voted on the election of six directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The six nominees of the Board of Directors of the Company were elected at the meeting. The number of shares voted for and withheld with respect to each of the nominees were as follows:

Nominee	Shares Voted For	Shares Withheld
Michael J. Taylor	4,140,946	13,436
Michael Hanson	4,124,235	30,147
Max Reichenthal	4,131,049	23,333
Sandy Scott	3,656,017	498,365
Sharon Taylor	4,130,782	23,600
Joe L. Williams	3,743,795	410,587

The shareholders also voted on the following non-binding, advisory resolution regarding the compensation of the Company’s executive officers: “Resolved, that the shareholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2026 proxy statement pursuant to the disclosure rules of the U.S. Securities and Exchange Commission (which disclosure includes the Summary Compensation Table and related discussion).” The number of shares that were voted for, voted against or abstained from voting on the approval of the non-binding, advisory resolution regarding the compensation of the Company’s executive officers are as follows:

Shares
For	4,034,540
Against	98,253
Abstain	21,589

The shareholders also voted to ratify the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027. The number of shares that were voted for, voted against or abstained from voting on the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 are as follows:

Shares
For	5,946,451
Against	4,927
Abstain	3,076

The shareholders also voted on an amendment to the Company’s Articles of Incorporation to allow shareholders the ability to amend the Company’s Bylaws. The amendment to the Company’s Articles of Incorporation was not approved because the affirmative votes received were less than two-thirds of the Company’s outstanding shares entitled to vote at the meeting.

The number of the shares of Common Stock represented at the meeting that were voted for, voted against, or abstained from voting on the amendment to the Company’s Articles of Incorporation to allow shareholders the ability to amend the Company’s Bylaws are set forth below:

Shares
For	4,090,173
Against	58,200
Abstain	6,009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2026

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue
Chief Financial Officer - Secretary and Treasurer